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                                                                   EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated January 29, 1997 in the Registration Statement (Form S-1) and related Prospectus of Ligand Pharmaceuticals Incorporated for the registration of its common stock.


                                           ERNST & YOUNG LLP


San Diego, California
September 25, 1997